Schedule ll Loan to Affiliates - Additional Information (Detail) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2013	Sep. 30, 2018	Dec. 31, 2016
Loans from affiliates	$ 3,622		$ 0	$ 2,904
Loan*to*affiliate*member | AXA -IM Holding U. S. Inc.
Loans from affiliates	$ 900
Unsecured loan, interest rate	1.55%
Unsecured loan, maturity period	2018
Coliseum Reinsurance Company | Loan*to*affiliate*member
Loans from affiliates		$ 145
Unsecured loan, interest rate		4.75%
Unsecured loan, maturity period		2028